PROSPECTUS SUPPLEMENT

(To Prospectus dated as of October 17, 2012)

CREDIT SUISSE HIGH YIELD BOND FUND

Up to 18,000,000 Common Shares of Beneficial Interest

Credit Suisse High Yield Bond Fund (the "Fund") has entered into a sales agreement (the "sales agreement") with JonesTrading Institutional Services LLC ("JonesTrading") relating to its common shares of beneficial interest ("Common Shares") offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 18,000,000 of its Common Shares, par value $0.001 per share, from time to time through JonesTrading as its agent for the offer and sale of the Common Shares, subject to an aggregate cap under the Fund's shelf registration statement (the "Shelf") of $82,758,654.50, which amount reflects the issuance of $11,019,746.50 of Common Shares under the Shelf to date. As of February 21, 2013, the Fund had offered and sold 19,276,060 Common Shares pursuant to prior sales agreements with JonesTrading. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount. The Fund is a non-diversified, closed-end management investment company with a leveraged capital structure. The Fund's primary investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective to the extent consistent with its objective of seeking high current income. There can be no assurance that the Fund will achieve its investment objectives.

The Fund's currently outstanding Common Shares are, and the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus will be, subject to notice of issuance, listed on the NYSE MKT under the symbol "DHY." The last reported sale price for the Fund's Common Shares on the NYSE MKT on February 21, 2013 was $3.28 per share. The net asset value of the Fund's Common Shares at the close of business on February 21, 2013 was $3.10 per share.

Sales of the Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange.

JonesTrading will be entitled to compensation of between 150 and 300 basis points of the gross sales price per share for any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. In connection with the sale of the Common Shares on the Fund's behalf, JonesTrading may be deemed to be an "underwriter" within the meaning of the 1933 Act and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts.

You should review the information set forth under "Risks and Special Considerations" on page 23 of the accompanying Prospectus before investing in the Fund's Common Shares.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus Supplement is March 1, 2013

You should rely only on the information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus. This Prospectus Supplement and the accompanying Prospectus set forth certain information about the Fund that a prospective investor should carefully consider before deciding whether to invest in the Fund's Common Shares. This Prospectus Supplement, which describes the specific terms of this offering including the method of distribution, also adds to and updates information contained in the accompanying Prospectus and the documents incorporated by reference into the accompanying Prospectus. The accompanying Prospectus gives more general information, some of which may not apply to this offering. If the description of this offering varies between this Prospectus Supplement and the accompanying Prospectus, you should rely on the information contained in this Prospectus Supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date and incorporated by reference into the accompanying Prospectus or Prospectus Supplement, the statement in the incorporated document having a later date modifies or supersedes the earlier statement. Neither the Fund nor JonesTrading has authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in or incorporated by reference into this Prospectus Supplement and the accompanying Prospectus is accurate only as of the respective dates on their front covers, regardless of the time of delivery of this Prospectus Supplement, the accompanying Prospectus, or the sale of the Common Shares. The Fund's business, financial condition, results of operations and prospects may have changed since those dates.

TABLE OF CONTENTS

Prospectus Supplement

Prospectus

Prospectus Summary	1
Summary of Fund Expenses	12
Financial Highlights	13
Use of Proceeds	15
The Fund	15
Investment Objectives	16
Investment Policies	16
Investment Restrictions	21
Use of Leverage	22
Risks and Special Considerations	23
Management of the Fund	31
Expenses	32
Net Asset Value	33
Dividends and Distributions; Automatic Dividend Reinvestment Plan	33
Federal Income Taxation	35
Repurchase of Shares	40
Description of Shares	41
Plan of Distribution	42
Closed-End Fund Structure	43
Custodian, Transfer Agent and Dividend-Paying Agent	44
Legal Proceedings	44
Reports to Shareholders	44
Additional Information	44
Table of Contents of Statement of Additional Information	45

ii

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest and retain them for future reference. A Statement of Additional Information, dated October 17, 2012 ("SAI"), as supplemented from time to time, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus Supplement. You may request a free copy of the SAI or request other information about the Fund (including the Fund's annual and semi-annual reports to shareholders) or make shareholder inquiries by calling 1-800-293-1232 or by writing to the Fund at c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, New York 10010. The Fund's SAI, as well as the annual and semi-annual reports to shareholders, are also available at the Fund's website at www.credit-suisse.com/us. You may also obtain copies of these documents (and other information regarding the Fund) from the SEC's website (http://www.sec.gov).

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the SAI contain "forward-looking statements." Forward-looking statements can be identified by the words "may," "will," "intend," "expect," "estimate," "continue," "plan," "anticipate," and similar terms and the negative of such terms. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund's actual results are the performance of the portfolio of securities the Fund holds, the price at which the Fund's shares will trade in the public markets and other factors discussed in the Fund's periodic filings with the SEC.

Although the Fund believes that the expectations expressed in the forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in such forward-looking statements. The Fund's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the "Risks and Special Considerations" section of the accompanying Prospectus. All forward-looking statements contained in or incorporated by reference into this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for the Fund's ongoing obligations under the federal securities laws, it does not intend, and it undertakes no obligation, to update any forward-looking statements. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the SAI are excluded from the safe harbor protection provided by Section 27A of the 1933 Act.

iii

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PROSPECTUS SUPPLEMENT SUMMARY

The following information is only a summary. You should consider the more detailed information contained in this Prospectus Supplement, the accompanying Prospectus, dated October 17, 2012, and the SAI, dated October 17, 2012, especially the information under "Risks and Special Considerations" on page 23 of the accompanying Prospectus.

The Fund    The Fund is a non-diversified, closed-end management investment company organized as a trust under the laws of the State of Delaware.

  The Fund's Common Shares are listed for trading on the NYSE MKT under the symbol "DHY." As of February 21, 2013, the net assets of the Fund were $293,769,070 and the Fund had outstanding 94,785,278 Common Shares. As of February 21, 2013, the per share net asset value of the Fund's Common Shares was $3.10 and the per share market price of the Fund's Common Shares was $3.28, representing an 5.81% premium over such net asset value. See "Description of Shares" in the accompanying Prospectus.

  The Fund's principal investment objective is to seek high current income. The Fund also will seek capital appreciation as a secondary objective, to the extent consistent with its objective of seeking high current income.

  Under normal market conditions, the Fund will invest at least 80% of its total assets in fixed income securities of U.S. issuers rated below investment grade quality (lower than Baa by Moody's Investors Services, Inc. ("Moody's") or lower than BBB by Standard & Poor's, a subsidiary of The McGraw-Hill Companies, Inc. ("S&P") or comparably rated by another nationally recognized rating agency), or in unrated income securities that Credit Suisse Asset Management, LLC, the Fund's investment adviser ("Credit Suisse" or the "Investment Adviser"), determines to be of comparable quality. Securities rated lower than Baa by Moody's and lower than BBB by S&P are commonly known as "junk bonds." The Fund will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P) but may continue to hold securities which are subsequently downgraded. However, it has authority to invest in securities rated as low as C and D by Moody's and S&P, respectively. See "Investment Policies" in the accompanying Prospectus.

Information Regarding the Investment Adviser    Credit Suisse, the Fund's investment adviser, is part of the asset management business of Credit Suisse Group AG, one of the world's leading banks. Credit Suisse serves as the Fund's investment adviser with respect to all investments and is responsible for making all investment decisions. Credit Suisse receives from the Fund, as compensation for its advisory services, an annual fee, payable monthly, in an amount equal to 1% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than the aggregate indebtedness constituting leverage) (the "Managed Assets") and 0.75% of the average weekly value of the Managed Assets greater than $250 million. Credit Suisse may waive voluntarily a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund. Effective January 1, 2011, Credit Suisse agreed to waive 0.15% of the fees payable under the Investment Advisory Agreement up to $200 million and 0.25% of the fees payable under the Investment Advisory

Agreement on the next $50 million. During periods in which the Fund is utilizing leverage, the advisory fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. The Fund is currently utilizing leverage. The Investment Adviser is located at One Madison Avenue, New York, New York 10010. See "Management of the Fund — Investment Adviser."

The Offering    The Fund and the Investment Adviser entered into a sales agreement with JonesTrading relating to the Common Shares offered by this Prospectus Supplement and the accompanying Prospectus. In accordance with the terms of the sales agreement, the Fund may offer and sell up to 18,000,000 of its Common Shares, par value $0.001 per share, from time to time through JonesTrading as its agent for the offer and sale of the Common Shares, subject to an aggregate cap of under the Shelf as of the date hereof of $82,758,654.50. As of February 21, 2013, the Fund had offered and sold 19,276,060 Common Shares pursuant to prior sales agreements with JonesTrading, resulting in proceeds (net of all fees and commissions) of $60,089,071.

  The Fund's Common Shares are listed for trading on the NYSE MKT under the symbol "DHY." The last reported sale price of the Fund's Common Shares, as reported on the NYSE MKT on February 21, 2013, was $3.28 per share.

  Sales of the Fund's Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange. See "Plan of Distribution" in this Prospectus Supplement. The Fund's Common Shares may not be sold through agents, underwriters or dealers without delivery or deemed delivery of a prospectus and a prospectus supplement describing the method and terms of the offering of the Fund's securities. Under the 1940 Act, the Fund may not sell any Common Shares at a price below the current net asset value of such Common Shares, exclusive of any distributing commission or discount.

Use of Proceeds    The Fund intends to invest the net proceeds of this offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus. Proceeds will be invested within approximately 30 days of receipt by the Fund. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

Leverage    The Fund, as of February 21, 2013, is leveraged through borrowings from a credit facility in the amount of $113,000,000 or 27.78% of the Fund's total assets (including proceeds of such leverage). The Fund's asset coverage ratio as of February 21, 2013 was 360%.

Risks and Special Considerations    See "Risks and Special Considerations" beginning on page 23 of the accompanying Prospectus for a discussion of factors you should consider carefully before deciding to invest in the Fund's Common Shares.

DISTRIBUTIONS

The Fund declares and pays dividends on a monthly basis. Distributions of net realized capital gains, if any, are declared and paid at least annually. The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

The amounts of the last four monthly dividends paid by the Fund are as set out below:

Payment Date	Dividend per Common Share
November 23, 2012	$0.0265
December 24, 2012	$0.0265
January 24, 2013	$0.0265
February 25, 2013	$0.0265

See "Dividends and Distributions; Automatic Dividend Reinvestment Plan" in the accompanying Prospectus.

SUMMARY OF FUND EXPENSES

The following table and example are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in Common Shares of the Fund. Some of the percentages indicated in the table below are estimates and may vary.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	1.50	%(1)
Offering Expenses (as a percentage of offering price)	0.22	%(2)
Dividend Reinvestment Plan Fees	None(3)
Annual Operating Expenses (as a percentage of average net assets attributable to the Fund's Common Shares)
Management Fee(4)	1.14%
Interest and Commitment Fees on Borrowed Funds(5)	0.58%
Other Expenses(6)	0.22%
Total Annual Operating Expenses	1.94%

(1)  Represents the estimated commission with respect to the Fund's Common Shares being sold in this offering, which the Fund will pay to JonesTrading in connection with the sales of Common Shares effected by JonesTrading in this offering. While JonesTrading is entitled to a commission of between 1.50% and 3.00% of the gross sales price for Common Shares sold, with the exact amount to be agreed upon by the parties, the Fund has assumed, for purposes of this offering, that JonesTrading will receive a commission of 1.50% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guarantee that there will be any sales of the Fund's Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales of the Fund's Common Shares under this Prospectus Supplement and the accompanying Prospectus, if any, may be less than as set forth under "Capitalization" below. In addition, the price per share of any such sale may be greater or less than the price set forth under "Capitalization" below, depending on market price of the Fund's Common Shares at the time of any such sale.

(2)  Includes the Fund's payment of the reasonable fees and expenses of counsel for JonesTrading in connection with the transactions contemplated by the sales agreement, as described under "Plan of Distribution" below.

(3)  Participants in the Fund's automatic dividend reinvestment plan pay only transaction-based charges. Actual costs will vary for each participant depending on the nature and number of transactions made. See "Dividends and Distributions; Automatic Dividend Reinvestment Plan" in the accompanying Prospectus.

(4)  See "Management of the Fund — Investment Adviser" in the accompanying Prospectus.

(5)  The Fund may use leverage through borrowings. The Fund currently borrows under a credit facility.

(6)  "Other Expenses" have been estimated for the current fiscal year. Includes the Fund's estimated payment of the reasonable fees and expenses of counsel for JonesTrading in connection with the transactions contemplated by the sales agreement, as described under "Plan of Distribution" below.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming (1) Total Annual Operating Expenses of 1.94%, (2) a Sales Load (commission) of $15 and estimated offering expenses of $2.20 and (3) a 5% annual return:

One Year	Three Years	Five Years	Ten Years
$37	$77	$120	$240

The "Example" assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares.

The example should not be considered a representation of past or future expenses, and the Fund's actual expenses may be greater than or less than those shown. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

Sales of the Fund's Common Shares, if any, under this Prospectus Supplement and the accompanying Prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE MKT or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of the Fund's Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Fund's Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Fund's Common Shares at the time of any such sale. As a result, the actual net proceeds the Fund receives may be more or less than the amount of net proceeds estimated in this Prospectus Supplement. Assuming the sale of all of the Fund's Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $3.28 per share for the Fund's Common Shares on the NYSE MKT as of February 21, 2013, the Fund estimates that the net proceeds of this offering will be approximately $58,025,400 after deducting the estimated sales load and the estimated offering expenses payable by the Fund.

The Fund intends to invest the net proceeds of this offering in accordance with its investment objectives and policies as stated in the accompanying Prospectus within approximately 30 days of receipt of such proceeds. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments. Following the completion of this offering, the Fund may increase the amount of leverage outstanding.

CAPITALIZATION

Pursuant to the sales agreement with JonesTrading dated March 1, 2013, the Fund may offer and sell up to 18,000,000 of its Common Shares, par value $0.001 per share, from time to time through JonesTrading as its agent for the offer and sale of the Common Shares under this Prospectus Supplement and the accompanying Prospectus. There is no guarantee that there will be any sales of the Fund's Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. The table below assumes that the Fund will sell 18,000,000 Common Shares, at a price of $3.28 per share (the last reported sale price per share of the Fund's Common Shares on the NYSE MKT on February 21, 2013). Actual sales, if any, of the Fund's Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $3.28, depending on the market price of the Fund's Common Shares at the time of any such sale. To the extent that the market price per share of the Fund's Common Shares on any given day is less than the net asset value per share on such day, the Fund will instruct JonesTrading not to make any sales on such day.

The following table sets forth the capitalization of the Fund (i) on an actual basis as of October 31, 2012 (audited), (ii) on an actual basis as of February 21, 2013 (unaudited) to reflect the sale of Common Shares from November 1, 2012 through February 21, 2013, and the application of the net proceeds from such sale of Common Shares, and (iv) on a pro forma basis as adjusted to reflect the assumed sale of 18,000,000 Common Shares at $3.28 per share (the last reported sale price per share of the Fund's Common Shares on the NYSE MKT on February 21, 2013), in an offering under this Prospectus Supplement and the accompanying Prospectus.

	As of October 31, 2012 (audited)	As of February 21, 2013	Pro Forma (unaudited)
	Actual	Actual	As Adjusted
Composition of Net Assets:
Common stock, par value $0.001 per share, unlimited shares authorized (91,579,927 shares issued and outstanding as of October 31, 2012, 94,785,278 shares issued and outstanding as of February 21, 2013 and 112,785,278 shares estimated issued and outstanding as adjusted(1)(2)(3)	$91,580	$94,785	$112,785
Paid-in capital in excess of par(2)(3)	$356,463,784	$366,697,601	$424,705,001
Accumulated net investment loss	$(721,477)	$(1,655,990)	$(1,655,990)
Accumulated net realized loss on investments and foreign currency transactions	$(81,938,257)	$(79,703,550)	$(79,703,550)
Net unrealized appreciation from investments and foreign currency translations	$2,824,760	$8,336,224	$8,336,224
Net Assets	$276,720,390	$293,769,070	$351,794,470

(1)  This table does not include any Common Shares issued and sold by the Fund pursuant to a prior sales agreement from February 22, 2013 through February 28, 2013.

(2)  The Fund does not hold any of these outstanding shares for its account.

(3)  As adjusted, additional paid-in capital reflects the issuance of Common Shares offered hereby ($59,040,000), less $0.001 par value per Common Share ($18,000), less the estimated sales load ($885,600) and the offering expenses ($129,000) related to the issuance of shares.

PLAN OF DISTRIBUTION

Under the sales agreement among the Fund, the Investment Adviser and JonesTrading, upon written instructions from the Fund, JonesTrading will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell, as the Fund's agent, the Common Shares under the terms and subject to the conditions set forth in the sales agreement. JonesTrading's sales efforts will continue until the Fund instructs JonesTrading to suspend sales. The Fund will instruct JonesTrading as to the amount of Common Shares to be sold by JonesTrading. The Fund may instruct JonesTrading not to sell Common Shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. The Fund or JonesTrading may suspend the offering of Common Shares upon proper notice and subject to other conditions.

JonesTrading will provide written confirmation to the Fund no later than the opening of the trading day on the NYSE MKT immediately following the trading day on which Common Shares are sold under the sales agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to JonesTrading in connection with the sales.

The Fund will pay JonesTrading commissions for its services in acting as agent in the sale of Common Shares. JonesTrading will be entitled to compensation of between 150 and 300 basis points of the gross sales price per share of any Common Shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and JonesTrading from time to time. The Fund has also agreed to pay the reasonable fees and expenses of counsel for JonesTrading in connection with the transactions contemplated under the sales agreement (provided such fees and expenses (a) shall not exceed $50,000 in connection with (i) the preparation and execution of the sales agreement, (ii) the preparation and filing of this Prospectus Supplement, (iii) the preparation and printing of a "Blue Sky Survey" and (iv) the review by the Financial Industry Regulatory Authority (FINRA) of the terms of the sale of the Common Shares and (b) shall not exceed $25,000 on an annual basis in each annual period following the date of the sales agreement). There is no guarantee that there will be any sales of the Fund's Common Shares pursuant to this Prospectus Supplement and the accompanying Prospectus. Actual sales, if any, of the Fund's Common Shares under this Prospectus Supplement and the accompanying Prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of the Fund's Common Shares at the time of any such sale. Assuming 18,000,000 of the Fund's Common Shares offered hereby are sold at a market price of $3.28 per share (the last reported sale price for the Fund's Common Shares on the NYSE MKT on February 21, 2013), the Fund estimates that the total expenses for the offering, including reimbursable expenses payable to JonesTrading as described above and excluding compensation payable to JonesTrading under the terms of the sales agreement, would be approximately $129,000.

Settlement for sales of Common Shares will occur on the third business day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made, or on some other date that is agreed upon by the Fund and JonesTrading in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of the Common Shares on the Fund's behalf, JonesTrading may, and will with respect to sales effected in an "at the market offering," be deemed to be an "underwriter" within the meaning of the 1933 Act, and the compensation of JonesTrading may be deemed to be underwriting commissions or discounts. The Fund has agreed to provide indemnification and contribution to JonesTrading against certain civil liabilities, including liabilities under the 1933 Act.

The offering of the Fund's Common Shares pursuant to the sales agreement will terminate upon the earlier of (1) the sale of all Common Shares subject to the sales agreement or (2) termination of the sales agreement. The sales agreement may be terminated by the Fund in its sole discretion at any time by giving notice to JonesTrading. In addition, JonesTrading may terminate the sales agreement under the circumstances specified in the sales agreement and in its sole discretion at any time following a period of 12 months from the date of the sales agreement by giving notice to the Fund.

The principal business address of JonesTrading is 780 Third Avenue, 3rd Floor, New York, New York 10017.

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, counsel to the Fund, in connection with the offering of the Common Shares. Willkie Farr & Gallagher LLP will rely as to matters of Delaware law on the opinion of Richards Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, Delaware 19801.

ADDITIONAL INFORMATION

This Prospectus Supplement and the accompanying Prospectus constitute part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus Supplement and the accompanying Prospectus omit certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

Credit Suisse High Yield Bond Fund

Schedule of Investments

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (118.5%)
Aerospace & Defense (0.5%)
$1,402	Ducommun, Inc., Global Company Guaranteed Notes (Callable 07/15/15 @ 104.88)	(B-, B3)	07/15/18	9.750	$1,489,625
Auto Parts & Equipment (7.0%)
2,990	Affinia Group, Inc., Global Company Guaranteed Notes (Callable 11/30/12 @ 100.00)	(CCC+, B3)	11/30/14	9.000	3,012,455
1,000	Affinia Group, Inc., Rule 144A, Senior Secured Notes (Callable 12/03/12 @ 108.06) ‡	(B+, B1)	08/15/16	10.750	1,085,000
900	IDQ Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 10/01/14 @ 108.63) ‡	(B, B3)	04/01/17	11.500	963,000
675	Lear Corp., Company Guaranteed Notes (Callable 03/15/15 @ 104.06)	(BB, Ba2)	03/15/20	8.125	753,469
1,935	Mark IV USA SCA, Rule 144A, Senior Secured Notes (Callable 12/15/13 @ 106.66) ‡€	(BB-, Ba3)	12/15/17	8.875	2,670,352
850	Meritor, Inc., Company Guaranteed Notes (Callable 03/15/14 @ 105.31) §	(B-, B3)	03/15/18	10.625	861,688
1,000	Schaeffler Finance BV, Rule 144A, Senior Secured Notes ‡	(B+, Ba3)	02/15/17	7.750	1,108,750
2,000	Schaeffler Finance BV, Rule 144A, Senior Secured Notes (Callable 02/15/15 @ 106.38) ‡§	(B+, Ba3)	02/15/19	8.500	2,242,500
2,700	Stoneridge, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/14 @ 104.75) ‡	(BB-, B2)	10/15/17	9.500	2,926,125
3,750	UCI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.31)	(CCC+, B3)	02/15/19	8.625	3,735,937
					19,359,276
Building & Construction (1.5%)
741	Ashton Woods Finance Co., Rule 144A, Company Guaranteed Notes (Callable 02/24/14 @ 105.50) ‡+	(NR, NR)	06/30/15	11.000	726,180
2,500	K Hovnanian Enterprises, Inc., Global Senior Secured Notes (Callable 11/01/12 @ 107.97) §	(CCC-, B3)	10/15/16	10.625	2,699,225
600	K Hovnanian Enterprises, Inc., Rule 144A, Senior Secured Notes ‡	(CC, B3)	11/01/21	2.000	426,000
253	William Lyon Homes, Inc., Global Notes	(NR, NR)	02/25/17	12.000	251,889
					4,103,294
Building Materials (3.5%)
2,550	Euramax International, Inc., Global Senior Secured Notes (Callable 04/01/13 @ 107.13)	(B-, Caa1)	04/01/16	9.500	2,358,750
1,000	HD Supply, Inc., Rule 144A, Senior Secured Notes (Callable 04/15/15 @ 106.09) ‡	(B+, B2)	04/15/19	8.125	1,102,500
2,250	Headwaters, Inc., Global Secured Notes (Callable 04/01/15 @ 103.81)	(B+, B2)	04/01/19	7.625	2,311,875
1,850	International Wire Group Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 10/15/15 @ 104.25) ‡	(B, B3)	10/15/17	8.500	1,877,750
525	Summit Materials Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 01/31/16 @ 105.25) ‡	(B, B3)	01/31/20	10.500	565,688
1,000	Xefin Lux SCA, Rule 144A, Senior Secured Notes (Callable 06/01/14 @ 106.00) ‡€	(B+, Ba3)	06/01/18	8.000	1,334,674
					9,551,237
Chemicals (5.8%)
1,900	Ferro Corp., Senior Unsecured Notes (Callable 08/15/14 @ 103.94)	(B-, B1)	08/15/18	7.875	1,762,250
500	Hexion Nova Scotia Finance ULC, Secured Notes (Callable 11/15/15 @ 104.50)	(CCC+, NR)	11/15/20	9.000	451,250
250	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 02/15/15 @ 102.00) ‡€#	(B+, B1)	02/15/19	7.250	331,239
700	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 02/15/15 @ 106.28) ‡	(B+, B1)	02/15/19	8.375	737,625
400	Ineos Finance PLC, Rule 144A, Senior Secured Notes (Callable 05/15/13 @ 104.50) ‡	(B+, B1)	05/15/15	9.000	426,000

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Chemicals
$1,675	Ineos Group Holdings PLC, Rule 144A, Company Guaranteed Notes (Callable 02/15/13 @ 101.42) ‡§	(CCC+, Caa1)	02/15/16	8.500	$1,624,750
1,000	JM Huber Corp., Rule 144A, Senior Unsecured Notes (Callable 11/01/15 @ 104.94) ‡	(BB-, B2)	11/01/19	9.875	1,115,000
2,000	Momentive Performance Materials, Inc., Global Secured Notes (Callable 01/15/16 @ 104.50) §	(CC, Caa1)	01/15/21	9.000	1,390,000
2,067	OXEA Finance & Cy SCA, Rule 144A, Senior Secured Notes (Callable 07/15/13 @ 107.13) ‡	(B+, B2)	07/15/17	9.500	2,258,197
1,253	Reichhold Industries, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/03/12 @ 100.00) ‡	(CCC+, NR)	05/08/17	9.000	983,978
750	Styrolution GmbH, Rule 144A, Senior Secured Notes (Callable 05/15/13 @ 105.72) ‡€	(B+, B2)	05/15/16	7.625	931,761
2,500	Taminco Global Chemical Corp., Rule 144A, Secured Notes (Callable 03/31/15 @ 107.31) ‡	(B-, Caa1)	03/31/20	9.750	2,725,000
1,100	TPC Group LLC, Global Senior Secured Notes (Callable 10/01/13 @ 106.19)	(B+, B1)	10/01/17	8.250	1,215,500
					15,952,550
Computer Hardware (1.4%)
3,750	Spansion LLC, Global Company Guaranteed Notes (Callable 11/15/13 @ 103.94)	(BB-, B3)	11/15/17	7.875	3,768,750
Consumer Products (1.7%)
2,400	Alphabet Holding Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 11/01/13 @ 103.00) ‡	(B-, Caa1)	11/01/17	7.750	2,427,000
2,000	NBTY, Inc., Global Company Guaranteed Notes (Callable 10/01/14 @ 104.50)	(B, B3)	10/01/18	9.000	2,250,000
					4,677,000
Consumer/Commercial/Lease Financing (2.7%)
1,500	Cabot Financial Luxembourg SA, Rule 144A, Senior Secured Notes (Callable 10/01/15 @ 107.78) ‡£	(BB, B1)	10/01/19	10.375	2,549,487
900	CNG Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/16 @ 104.69) ‡	(B, B3)	05/15/20	9.375	931,500
650	NESCO Holding Corp., Rule 144A, Secured Notes (Callable 04/15/14 @ 110.00) ‡	(B-, Caa1)	04/15/17	11.750	689,000
650	PFG Finance Corp., Rule 144A, Senior Notes (Callable 02/15/15 @ 105.06) ‡	(B, B2)	02/15/19	10.125	679,250
2,300	PFG Finance Corp., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ 105.13) ‡	(BB, Ba3)	04/15/17	10.250	2,527,125
					7,376,362
Discount Stores (0.9%)
2,200	99 Cents Only Stores, Rule 144A, Senior Notes (Callable 12/15/14 @ 108.25) ‡	(NR, Caa1)	12/15/19	11.000	2,508,000
Diversified Capital Goods (1.8%)
1,000	AM Castle & Co., Global Secured Notes (Callable 12/15/14 @ 106.38)	(B+, B3)	12/15/16	12.750	1,150,000
1,925	Coleman Cable, Inc., Global Company Guaranteed Notes (Callable 02/15/14 @ 104.50)	(B, B3)	02/15/18	9.000	2,059,750
1,157	FCC Holdings, Inc., Rule 144A, Notes (Callable 12/15/12 @ 106.00) ‡	(CCC+, Caa3)	12/15/15	13.000	931,488
823	Mueller Water Products, Inc., Global Company Guaranteed Notes (Callable 09/01/15 @ 104.38)	(NR, B2)	09/01/20	8.750	948,508
					5,089,746

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Electric - Generation (0.3%)
$2,925	TCEH Finance, Inc., LLC, Series A, Global Company Guaranteed Notes (Callable 11/01/12 @ 102.56) §	(D, Ca)	11/01/15	10.250	$533,812
1,175	TCEH Finance, Inc., LLC, Series B, Global Company Guaranteed Notes (Callable 11/01/12 @ 102.56)	(D, Ca)	11/01/15	10.250	202,688
					736,500
Electric - Integrated (1.6%)
2,375	Prestige Brands, Inc., Global Senior Secured Notes (Callable 04/01/14 @ 104.13)	(BB-, Ba3)	04/01/18	8.250	2,621,406
675	The AES Corp., Global Senior Unsecured Notes	(BB-, Ba3)	10/15/17	8.000	775,406
900	The AES Corp., Global Senior Unsecured Notes (Callable 06/01/21 @ 100.00)	(BB-, Ba3)	07/01/21	7.375	1,010,250
					4,407,062
Electronics (1.7%)
1,500	CPI International, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.00)	(CCC+, B3)	02/15/18	8.000	1,440,000
928	Freescale Semiconductor, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/14 @ 105.06) ‡	(B, B1)	03/15/18	10.125	1,006,880
1,000	MEMC Electronic Materials, Inc., Global Company Guaranteed Notes (Callable 04/01/14 @ 105.81)	(B+, Caa1)	04/01/19	7.750	751,250
1,000	Techem Energy Metering Service GmbH & Co. KG, Rule 144A, Senior Subordinated Notes (Callable 10/01/16 @ 103.94) ‡€	(B-, B1)	10/01/20	7.875	1,375,168
					4,573,298
Energy - Exploration & Production (12.1%)
500	Comstock Resources, Inc., Company Guaranteed Notes (Callable 04/01/15 @ 103.88)	(B-, B3)	04/01/19	7.750	510,000
2,350	Comstock Resources, Inc., Company Guaranteed Notes (Callable 10/15/13 @ 104.19)	(B-, B3)	10/15/17	8.375	2,473,375
50	Denbury Resources, Inc., Company Guaranteed Notes (Callable 03/01/13 @ 104.88)	(BB, B1)	03/01/16	9.750	53,500
2,500	Energy Partners Ltd., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.13)	(B-, Caa1)	02/15/18	8.250	2,493,750
950	Energy XXI Gulf Coast, Inc., Company Guaranteed Notes (Callable 12/15/14 @ 104.63)	(B+, B3)	12/15/17	9.250	1,075,875
650	Everest Acquisition Finance, Inc., Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 103.44) ‡	(B+, Ba3)	05/01/19	6.875	705,250
2,600	Everest Acquisition Finance, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/01/16 @ 104.69) ‡§	(B, B2)	05/01/20	9.375	2,886,000
1,575	EXCO Resources, Inc., Company Guaranteed Notes (Callable 09/15/14 @ 103.75)	(CCC+, B3)	09/15/18	7.500	1,488,375
1,000	Halcon Resources Corp., Rule 144A, Company Guaranteed Notes (Callable 07/15/16 @ 104.88) ‡	(CCC+, B3)	07/15/20	9.750	1,060,000
1,000	Halcon Resources Corp., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 104.44) ‡	(CCC+, B3)	05/15/21	8.875	1,016,250
900	Linn Energy Finance Corp., Global Company Guaranteed Notes (Callable 09/15/15 @ 103.88)	(B, B2)	02/01/21	7.750	965,250
1,800	Linn Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 11/01/15 @ 103.13) ‡	(B, B2)	11/01/19	6.250	1,809,000
3,750	McMoRan Exploration Co., Company Guaranteed Notes (Callable 11/15/12 @ 104.94)	(B-, Caa1)	11/15/14	11.875	3,946,875
1,250	Oasis Petroleum, Inc., Global Company Guaranteed Notes (Callable 02/01/15 @ 103.63)	(B, B3)	02/01/19	7.250	1,343,750
1,350	PDC Energy, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/17 @ 103.88) ‡	(B-, B3)	10/15/22	7.750	1,380,375
2,250	Shelf Drilling Holdings Ltd., Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 104.31) ‡	(NR, B1)	11/01/18	8.625	2,272,500

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Energy - Exploration & Production
$2,000	Sidewinder Drilling, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 104.88) ‡	(B-, B3)	11/15/19	9.750	$2,020,000
800	Stone Energy Corp., Company Guaranteed Notes (Callable 02/01/14 @ 104.31)	(B-, B3)	02/01/17	8.625	854,000
1,000	Stone Energy Corp., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.75)	(B-, B3)	11/15/22	7.500	992,500
475	Swift Energy Co., Company Guaranteed Notes (Callable 12/03/12 @ 103.56)	(B+, B3)	06/01/17	7.125	490,437
500	Swift Energy Co., Global Company Guaranteed Notes (Callable 03/01/17 @ 103.94)	(B+, B3)	03/01/22	7.875	522,500
1,000	Swift Energy Co., Rule 144A, Company Guaranteed Notes (Callable 03/01/17 @ 103.94) ‡	(B+, B3)	03/01/22	7.875	1,045,000
1,000	W&T Offshore, Inc., Global Company Guaranteed Notes (Callable 06/15/15 @ 104.25)	(B, B3)	06/15/19	8.500	1,057,500
1,000	W&T Offshore, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/15 @ 104.25) ‡	(NR, B3)	06/15/19	8.500	1,057,500
					33,519,562
Environmental (1.8%)
900	Darling International, Inc., Global Company Guaranteed Notes (Callable 12/15/14 @ 104.25)	(BB+, Ba2)	12/15/18	8.500	1,027,125
1,800	EnergySolutions LLC, Global Company Guaranteed Notes (Callable 08/15/14 @ 105.38)	(B, Caa3)	08/15/18	10.750	1,678,500
1,750	Heckmann Corp., Global Company Guaranteed Notes (Callable 04/15/15 @ 104.94)	(B-, Caa1)	04/15/18	9.875	1,763,125
500	Rough Rider Escrow, Inc., Rule 144A, Senior Notes (Callable 04/15/15 @ 104.94) ‡	(B, B3)	04/15/18	9.875	501,250
					4,970,000
Food - Wholesale (0.9%)
1,075	Del Monte Corp., Global Company Guaranteed Notes (Callable 02/15/14 @ 103.81)	(CCC+, B3)	02/15/19	7.625	1,109,937
1,400	Southern States Cooperative, Inc., Rule 144A, Senior Notes (Callable 05/15/13 @ 105.63) ‡	(B, B3)	05/15/15	11.250	1,468,250
					2,578,187
Forestry & Paper (0.3%)
300	Lecta SA, Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 106.66)‡ €	(B+, B1)	05/15/19	8.875	398,458
950	Stone & Webster, Inc.*	(NR, NR)	07/02/13	0.000	21,969
1,400	Verso Paper, Inc., Global Secured Notes (Callable 02/01/15 @ 104.38)§	(CCC+, B3)	02/01/19	8.750	532,000
					952,427
Gaming (6.4%)
1,700	Affinity Gaming Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 05/15/15 @ 104.50) ‡	(B, Caa1)	05/15/18	9.000	1,772,250
775	Buffalo Thunder Development Authority, Rule 144A, Senior Secured Notes (Callable 12/15/12 @ 100.00) ‡Ø	(NR, NR)	12/15/14	9.375	279,000
2,217	Chester Downs & Marina LLC, Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 104.63) ‡	(B+, B3)	02/01/20	9.250	2,217,000
1,043	Choctaw Resort Development Enterprise, Rule 144A, Senior Notes (Callable 11/15/12 @ 102.42) ‡	(B, Caa1)	11/15/19	7.250	923,055
1,502	Chukchansi Economic Development Authority, Rule 144A, Secured Notes (Callable 05/30/16 @ 104.88) ‡	(NR, Caa2)	05/30/20	9.750	923,735
1,500	Cirsa Funding Luxembourg SA, Rule 144A, Company Guaranteed Notes (Callable 05/15/14 @ 104.38) ‡€	(B+, B3)	05/15/18	8.750	1,875,671
625	Fontainebleau Las Vegas Holdings LLC, Rule 144A, Second Mortgage Notes (Callable 12/03/12 @ 102.56) ‡Ø	(NR, NR)	06/15/15	10.250	1,172

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Gaming
$1,000	Greektown Superholdings, Inc., Series A, Global Secured Notes (Callable 01/01/13 @ 106.50)	(NR, NR)	07/01/15	13.000	$1,078,750
1,700	Greektown Superholdings, Inc., Series B, Global Secured Notes (Callable 01/01/13 @ 106.50)	(NR, NR)	07/01/15	13.000	1,833,875
319	Majestic Star Casino LLC, Rule 144A, Senior Notes‡	(NR, NR)	12/01/16	12.500	301,045
950	Peninsula Gaming LLC, Global Company Guaranteed Notes (Callable 08/15/13 @ 105.38)	(B, Caa1)	08/15/17	10.750	1,074,687
2,285	Peninsula Gaming LLC, Global Secured Notes (Callable 12/03/12 @ 104.19)	(BB, Ba3)	08/15/15	8.375	2,396,394
1,000	Rivers Pittsburgh Finance Corp., Rule 144A, Senior Secured Notes (Callable 06/15/15 @ 104.75) ‡	(B, B3)	06/15/19	9.500	1,085,000
670	Tropicana Finance Corp., Global Senior Subordinated Notes (Callable 12/15/12 @ 100.00) ^Ø	(NR, NR)	12/15/14	9.625	67
2,085	Tunica-Biloxi Gaming Authority, Rule 144A, Senior Unsecured Notes (Callable 11/15/12 @ 101.60) ‡	(B+, B3)	11/15/15	9.000	1,907,775
					17,669,476
Gas Distribution (1.6%)
1,100	Genesis Energy LP, Global Company Guaranteed Notes (Callable 12/15/14 @ 103.94)	(B, B2)	12/15/18	7.875	1,171,500
1,100	Genesis Energy LP, Rule 144A, Senior Unsecured Notes (Callable 12/15/14 @ 103.94) ‡	(NR, B2)	12/15/18	7.875	1,171,500
1,500	Holly Energy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 03/01/16 @ 103.25) ‡	(BB-, B1)	03/01/20	6.500	1,582,500
600	Targa Resources Partners Finance Corp., Global Company Guaranteed Notes (Callable 11/09/12 @ 104.13)	(BB, Ba3)	07/01/16	8.250	624,750
					4,550,250
Health Facilities (2.0%)
545	Bausch & Lomb, Inc., Global Senior Unsecured Notes (Callable 11/01/12 @ 102.47)	(B, Caa1)	11/01/15	9.875	561,350
700	MPT Finance Corp., Global Company Guaranteed Notes (Callable 05/01/16 @ 103.44)	(BB, Ba1)	05/01/21	6.875	759,500
625	Radiation Therapy Services, Inc., Global Company Guaranteed Notes (Callable 04/15/14 @ 104.94)	(CCC+, Caa2)	04/15/17	9.875	443,750
1,950	Symbion, Inc., Global Senior Secured Notes (Callable 06/15/14 @ 104.00)	(B, B2)	06/15/16	8.000	2,018,250
900	Tenet Healthcare Corp., Global Senior Secured Notes (Callable 07/01/14 @ 104.44)	(B+, B1)	07/01/19	8.875	1,010,250
700	United Surgical Partners International, Inc., Global Company Guaranteed Notes (Callable 04/01/15 @ 106.75)	(CCC+, Caa1)	04/01/20	9.000	770,000
					5,563,100
Health Services (2.4%)
650	Capsugel FinanceCo SCA, Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ 107.41) ‡€	(B, Caa1)	08/01/19	9.875	962,294
1,500	Catalent Pharma Solutions, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/03/12 @ 101.50) ‡	(B, Caa1)	10/15/18	7.875	1,522,500
675	inVentiv Health, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/14 @ 105.00) ‡	(CCC, Caa2)	08/15/18	10.000	614,250
425	Service Corp. International, Senior Unsecured Notes	(BB-, Ba3)	11/15/21	8.000	523,812
2,440	STHI Holding Corp., Rule 144A, Secured Notes (Callable 03/15/14 @ 106.00) ‡	(B, B2)	03/15/18	8.000	2,623,000
500	Universal Hospital Services, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/15 @ 105.72) ‡	(B+, B3)	08/15/20	7.625	520,000
					6,765,856

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Insurance Brokerage (1.9%)
$2,150	Alliant Holdings I, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/01/13 @ 100.00) ‡	(CCC, Caa2)	05/01/15	11.000	$2,227,400
1,150	Hub International Ltd., Rule 144A, Company Guaranteed Notes (Callable 10/15/14 @ 104.06) ‡	(CCC+, Caa2)	10/15/18	8.125	1,187,375
2,000	USI Holdings Corp., Rule 144A, Company Guaranteed Notes ‡#	(CCC, Caa1)	11/15/14	4.310	1,950,000
					5,364,775
Investments & Misc. Financial Services (0.5%)
1,000	Numericable Finance & Co., Rule 144A, Secured Notes (Callable 02/15/16 @ 106.19) ‡€	(B, B2)	02/15/19	12.375	1,499,889
Leisure (2.0%)
1,650	Magnum Management Corp., Global Company Guaranteed Notes (Callable 08/01/14 @ 104.56)	(B, B2)	08/01/18	9.125	1,874,812
2,000	Palace Entertainment Holdings Corp., Rule 144A, Senior Secured Notes (Callable 04/15/14 @ 104.44) ‡	(B-, B2)	04/15/17	8.875	2,120,000
1,500	Viking Cruises Ltd., Rule 144A, Senior Notes (Callable 10/15/17 @ 104.25) ‡	(B+, B3)	10/15/22	8.500	1,556,250
					5,551,062
Machinery (0.9%)
1,620	Dematic SA, Rule 144A, Senior Secured Notes (Callable 05/01/13 @ 104.38) ‡	(B, B1)	05/01/16	8.750	1,727,325
500	Mirror PIK SA, Rule 144A, Senior Notes (Callable 11/01/13 @ 104.50) ‡	(CCC+, Caa1)	11/01/16	9.000	503,750
250	Terex Corp., Senior Subordinated Notes (Callable 11/15/12 @ 104.00) §	(B, Caa1)	11/15/17	8.000	261,563
					2,492,638
Media - Broadcast (2.0%)
3,500	Mission Broadcasting, Inc., Global Secured Notes (Callable 04/15/14 @ 104.44)	(B, B3)	04/15/17	8.875	3,832,500
341	Nexstar Broadcasting, Inc., Series 1, Global Company Guaranteed Notes (Callable 12/03/12 @ 100.00)	(B-, NR)	01/15/14	7.000	342,641
500	Starz Finance Corp., Rule 144A, Senior Notes (Callable 09/15/15 @ 102.50) ‡	(BB, Ba2)	09/15/19	5.000	513,750
650	Townsquare Radio, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/15 @ 106.75) ‡	(B, B3)	04/01/19	9.000	705,250
					5,394,141
Media - Cable (3.6%)
75	Cablevision Systems Corp., Senior Unsecured Notes	(B+, B1)	04/15/18	7.750	83,719
1,150	Cablevision Systems Corp., Senior Unsecured Notes	(B+, B1)	04/15/20	8.000	1,296,625
169	CCH II Capital Corp., Global Senior Notes (Callable 11/30/12 @ 106.75)	(B, B2)	11/30/16	13.500	182,331
1,925	CCO Holdings Capital Corp., Global Company Guaranteed Notes (Callable 04/30/15 @ 104.06)	(BB-, B1)	04/30/20	8.125	2,175,250
1,950	Cequel Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 11/15/12 @ 106.47) ‡	(B-, B3)	11/15/17	8.625	2,096,250
525	CSC Holdings LLC, Global Senior Unsecured Notes	(BB+, Ba3)	02/15/19	8.625	624,750
1,500	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba2)	09/01/19	7.875	1,766,250
1,000	Harron Finance Corp., Rule 144A, Senior Notes (Callable 04/01/16 @ 104.56) ‡	(B-, Caa1)	04/01/20	9.125	1,085,000
600	Unitymedia NRW GmbH, Rule 144A, Senior Secured Notes (Callable 03/15/15 @ 103.75) ‡	(BB-, Ba3)	03/15/19	7.500	663,000
					9,973,175

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Media - Diversified (1.5%)
$2,800	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 103.63) ‡	(B+, Ba3)	02/01/20	7.250	$2,989,000
600	National CineMedia LLC, Senior Unsecured Notes (Callable 07/15/16 @ 103.94)	(B, B2)	07/15/21	7.875	658,500
600	Quebecor Media, Inc., Global Senior Unsecured Notes (Callable 03/15/13 @ 101.29)	(B+, B2)	03/15/16	7.750	616,998
					4,264,498
Media - Services (1.1%)
1,000	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 03/15/15 @ 105.72)	(B, B3)	03/15/20	7.625	957,500
150	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ 106.94)	(B, B1)	12/15/17	9.250	161,250
1,500	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 12/15/12 @ 106.94)	(B, B1)	12/15/17	9.250	1,612,500
400	WMG Acquisition Corp., Global Senior Secured Notes (Callable 06/15/13 @ 104.75)	(BB-, Ba2)	06/15/16	9.500	442,500
					3,173,750
Medical Products (0.7%)
1,800	Polymer Group, Inc., Global Senior Secured Notes (Callable 02/01/15 @ 103.88)	(B, B1)	02/01/19	7.750	1,935,000
Metals & Mining - Excluding Steel (7.2%)
750	Boart Longyear Management Pty, Ltd., Rule 144A, Company Guaranteed Notes (Callable 04/01/16 @ 103.50) ‡	(BB-, Ba2)	04/01/21	7.000	763,125
2,700	Calcipar SA, Rule 144A, Senior Secured Notes (Callable 05/01/15 @ 103.44) ‡	(BB, B1)	05/01/18	6.875	2,720,250
600	FMG Resources August 2006 Pty Ltd., Rule 144A, Senior Notes (Callable 11/01/15 @ 104.13) ‡§	(B+, B1)	11/01/19	8.250	603,000
1,500	Global Brass & Copper, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/16 @ 104.75) ‡	(B, B3)	06/01/19	9.500	1,635,000
2,100	Kaiser Aluminum Corp., Global Company Guaranteed Notes (Callable 06/01/16 @ 104.13)	(BB-, Ba3)	06/01/20	8.250	2,283,750
1,750	Molycorp, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/16 @ 105.00) ‡§	(CCC+, B3)	06/01/20	10.000	1,693,125
2,375	Noranda Aluminium Acquisition Corp., Global Company Guaranteed Notes #	(CCC+, B3)	05/15/15	4.730	2,255,779
225	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ 100.00) ^Ø	(NR, NR)	12/15/14	9.000	22
1,100	Old AII, Inc., Global Company Guaranteed Notes (Callable 12/15/12 @ 103.33) ^Ø	(NR, NR)	12/15/16	10.000	110
1,050	Penn Virginia Resource Finance Corp II, Rule 144A, Company Guaranteed Notes (Callable 06/01/16 @ 104.19) ‡	(B, B2)	06/01/20	8.375	1,107,750
3,000	Quadra FNX Mining Ltd., Rule 144A, Company Guaranteed Notes (Callable 06/15/15 @ 103.88) ‡	(BB-, B1)	06/15/19	7.750	3,112,500
2,700	Taseko Mines Ltd., Company Guaranteed Notes (Callable 04/15/15 @ 103.88)	(B, B3)	04/15/19	7.750	2,646,000
1,900	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 104.63) ‡§	(CCC, Caa3)	05/15/19	9.250	1,092,500
					19,912,911
Oil Field Equipment & Services (4.8%)
1,900	Edgen Murray Corp., Rule 144A, Senior Secured Notes (Callable 11/01/15 @ 106.56) ‡	(B+, Caa1)	11/01/20	8.750	1,895,250
2,325	FTS International Bonds, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/14 @ 103.56) ‡	(BB-, Ba3)	11/15/18	8.125	2,441,250

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Oil Field Equipment & Services
$1,271	Helix Energy Solutions Group, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/13 @ 102.36) ‡	(B, B3)	01/15/16	9.500	$1,317,074
300	Hornbeck Offshore Services, Inc., Global Company Guaranteed Notes (Callable 09/01/13 @ 104.00)	(BB-, Ba3)	09/01/17	8.000	322,500
625	Parker Drilling Co., Global Company Guaranteed Notes (Callable 04/01/14 @ 104.56)	(B+, B1)	04/01/18	9.125	671,875
3,130	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 03/15/14 @ 104.94)	(B+, B2)	03/15/18	9.875	3,403,875
429	Thermon Industries, Inc., Global Secured Notes (Callable 05/01/14 @ 104.75)	(BB-, B1)	05/01/17	9.500	478,335
2,500	Trinidad Drilling, Ltd., Rule 144A, Senior Unsecured Notes (Callable 01/15/15 @ 103.94) ‡	(BB-, B1)	01/15/19	7.875	2,693,750
					13,223,909
Oil Refining & Marketing (2.5%)
2,600	Coffeyville Finance, Inc., Rule 144A, Secured Notes (Callable 04/01/13 @ 108.16) ‡	(B+, Ba3)	04/01/17	10.875	2,886,000
1,575	Northern Tier Finance Corp., Global Senior Secured Notes (Callable 12/01/13 @ 107.88)	(BB-, B1)	12/01/17	10.500	1,811,250
2,100	PBF Finance Corp., Rule 144A, Senior Secured Notes (Callable 02/15/16 @ 104.13) ‡	(BB+, Ba3)	02/15/20	8.250	2,215,500
					6,912,750
CORPORATE BONDS
Packaging (3.7%)
850	Ardagh Glass Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 06/15/13 @ 102.38) ‡€	(CCC+, B3)	06/15/17	7.125	1,115,198
700	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/15 @ 104.63) ‡€	(CCC+, B3)	10/15/20	9.250	956,948
450	Ardagh Packaging Finance PLC, Rule 144A, Senior Secured Notes (Callable 10/15/14 @ 103.69) ‡€	(B+, Ba3)	10/15/17	7.375	621,012
525	Berry Plastics Corp., Global Senior Secured Notes (Callable 11/15/12 @ 104.13)	(B, B1)	11/15/15	8.250	549,938
500	BOE Merger Corp., Rule 144A, Senior Unsecured Notes (Callable 06/15/14 @ 104.75) ‡	(NR, Caa1)	11/01/17	9.500	501,250
1,500	BWAY Holding Co., Global Company Guaranteed Notes (Callable 06/15/14 @ 105.00)	(CCC+, B3)	06/15/18	10.000	1,672,500
1,435	Clondalkin Acquisition BV, Rule 144A, Secured Notes ‡#	(B, B2)	12/15/13	2.389	1,370,425
2,475	Reynolds Group Issuer LLC, Global Company Guaranteed Notes (Callable 10/15/14 @ 104.50)	(CCC+, Caa2)	04/15/19	9.000	2,518,312
300	Reynolds Group Issuer LLC, Global Senior Secured Notes (Callable 10/15/14 @ 103.56)	(B+, B1)	04/15/19	7.125	321,000
500	Sealed Air Corp., Rule 144A, Senior Unsecured Notes (Callable 09/15/16 @ 104.19) ‡	(BB-, B1)	09/15/21	8.375	552,500
					10,179,083
Pharmaceuticals (1.4%)
1,000	ConvaTec Healthcare E SA, Rule 144A, Senior Unsecured Notes (Callable 12/15/14 @ 105.25) ‡	(B, Caa1)	12/15/18	10.500	1,090,000
1,000	Valeant Pharmaceuticals International, Rule 144A, Company Guaranteed Notes (Callable 02/15/16 @ 103.38) ‡	(BB-, B1)	08/15/21	6.750	1,067,500
1,500	Warner Chilcott Finance LLC, Global Company Guaranteed Notes (Callable 09/15/14 @ 103.88)	(BB-, B3)	09/15/18	7.750	1,590,000
					3,747,500
Printing & Publishing (0.2%)
771	The Reader's Digest Association, Inc., Global Senior Secured Notes (Callable 02/15/13 @ 104.00) #	(CC, Caa1)	02/15/17	9.500	445,253

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Real Estate Development & Management (0.5%)
$1,300	Icahn Enterprises LP, Rule 144A, Company Guaranteed Notes ‡#	(NR, NR)	08/15/13	4.000	$1,310,400
Real Estate Investment Trusts (1.1%)
3,050	CNL Lifestyle Properties, Inc., Global Company Guaranteed Notes (Callable 04/15/15 @ 103.63)	(B+, Ba3)	04/15/19	7.250	2,905,125
Restaurants (1.4%)
1,713	CKE Restaurants, Inc., Global Senior Secured Notes (Callable 07/15/14 @ 105.69) §	(B-, B2)	07/15/18	11.375	1,980,656
2,050	HOA Finance Corp., Rule 144A, Senior Secured Notes (Callable 04/01/14 @ 105.63) ‡	(B-, B3)	04/01/17	11.250	1,914,188
					3,894,844
Software/Services (6.8%)
3,000	Epicor Software Corp., Global Company Guaranteed Notes (Callable 05/01/15 @ 104.31)	(CCC+, Caa1)	05/01/19	8.625	3,165,000
2,150	First Data Corp., Rule 144A, Senior Secured Notes (Callable 06/15/15 @ 103.69) ‡	(B+, B1)	06/15/19	7.375	2,236,000
1,500	First Data Corp., Rule 144A, Senior Secured Notes (Callable 11/01/15 @ 105.06) ‡	(B+, B1)	11/01/20	6.750	1,507,500
1,000	Infor US, Inc., Global Company Guaranteed Notes (Callable 04/01/15 @ 107.50) €	(B-, Caa1)	04/01/19	10.000	1,415,662
2,400	MedAssets, Inc., Global Company Guaranteed Notes (Callable 11/15/14 @ 104.00)	(B-, NR)	11/15/18	8.000	2,616,000
2,296	Serena Software, Inc., Global Company Guaranteed Notes (Callable 03/15/13 @ 101.73)	(CCC+, Caa1)	03/15/16	10.375	2,376,360
600	SSI Co-Issuer LLC, Global Company Guaranteed Notes (Callable 06/01/14 @ 105.56)	(CCC+, Caa1)	06/01/18	11.125	675,750
1,600	SunGard Data Systems, Inc., Global Company Guaranteed Notes (Callable 11/15/13 @ 105.53)	(B, Caa1)	11/15/18	7.375	1,730,000
3,000	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 01/15/15 @ 104.56)	(B-, Caa1)	01/15/19	9.125	3,210,000
					18,932,272
Specialty Retail (2.7%)
500	Academy Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/01/14 @ 106.94) ‡	(CCC+, Caa1)	08/01/19	9.250	550,000
1,800	Brown Shoe Co., Inc., Global Company Guaranteed Notes (Callable 05/15/14 @ 105.34)	(B, B3)	05/15/19	7.125	1,851,750
2,050	Claire's Stores, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/15 @ 106.75) ‡	(B, B2)	03/15/19	9.000	2,149,937
1,250	Ontex IV SA, Rule 144A, Senior Secured Notes (Callable 04/15/14 @ 103.25) ‡€	(B+, B1)	04/15/18	7.500	1,700,738
1,085	Toys R Us Property Co. I LLC, Global Company Guaranteed Notes (Callable 07/15/13 @ 105.38)	(B+, B3)	07/15/17	10.750	1,178,581
					7,431,006
Steel Producers/Products (0.4%)
1,150	JMC Steel Group, Rule 144A, Senior Notes (Callable 03/15/14 @ 106.19) ‡	(B, B3)	03/15/18	8.250	1,173,000
Support - Services (4.7%)
1,850	CoreLogic, Inc., Global Company Guaranteed Notes (Callable 06/01/16 @ 103.63)	(B+, Ba3)	06/01/21	7.250	2,048,875
500	Emdeon, Inc., Global Company Guaranteed Notes (Callable 12/31/15 @ 105.50)	(CCC+, Caa1)	12/31/19	11.000	570,000
1,000	Europcar Groupe SA, Rule 144A, Secured Notes ‡€	(B-, Caa1)	05/15/17	11.500	1,276,363

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Support - Services
$1,475	Garda World Security Corp., Rule 144A, Senior Unsecured Notes (Callable 03/15/14 @ 104.88) ‡	(B, B2)	03/15/17	9.750	$1,572,719
1,100	H&E Equipment Services, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17 @ 103.50) ‡	(B+, B3)	09/01/22	7.000	1,149,500
625	RSC Holdings III LLC, Global Company Guaranteed Notes (Callable 02/01/16 @ 104.13)	(B+, B3)	02/01/21	8.250	693,750
1,800	Sabre, Inc., Rule 144A, Senior Secured Notes (Callable 05/15/15 @ 106.38) ‡	(B, B1)	05/15/19	8.500	1,874,250
625	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 02/15/16 @ 103.31)	(B+, B1)	02/15/21	6.625	676,562
550	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 10/15/13 @ 103.88)	(B+, B1)	10/15/17	7.750	600,188
300	United Rentals North America, Inc., Global Company Guaranteed Notes (Callable 06/15/13 @ 105.44)	(B+, B3)	06/15/16	10.875	334,500
2,100	UR Financing Escrow Corp., Rule 144A, Senior Unsecured Notes (Callable 05/15/16 @ 103.69) ‡	(B+, B3)	05/15/20	7.375	2,281,125
					13,077,832
Telecom - Integrated/Services (2.3%)
550	Hellas Telecommunications II SCA, Rule 144A, Subordinated Notes ‡^#Ø	(NR, NR)	01/15/15	5.750	—
1,800	Intelsat Jackson Holdings SA, Global Company Guaranteed Notes (Callable 04/01/15 @ 103.63)	(B, B3)	04/01/19	7.250	1,939,500
1,250	Intelsat Jackson Holdings SA, Global Company Guaranteed Notes (Callable 04/01/16 @ 103.75)	(B, B3)	04/01/21	7.500	1,346,875
1,500	Intelsat Jackson Holdings SA, Rule 144A, Company Guaranteed Notes (Callable 12/15/17 @ 103.31) ‡§	(CCC+, Caa2)	12/15/22	6.625	1,494,375
1,350	Zayo Capital, Inc., Global Senior Secured Notes (Callable 07/01/15 @ 104.06)	(B, B1)	01/01/20	8.125	1,485,000
					6,265,750
Telecom - Wireless (1.3%)
250	Cricket Communications, Inc., Global Senior Secured Notes (Callable 12/03/12 @ 105.81)	(B+, Ba2)	05/15/16	7.750	265,625
800	GeoEye, Inc., Global Senior Secured Notes (Callable 10/01/13 @ 104.81) §	(B, B1)	10/01/15	9.625	894,000
300	GeoEye, Inc., Senior Secured Notes (Callable 10/01/13 @ 104.31)	(CCC, Caa1)	10/01/16	8.625	328,500
1,300	Telesat LLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/14 @ 103.00) ‡	(B-, B3)	05/15/17	6.000	1,361,750
350	Wind Acquisition Finance SA, Rule 144A, Company Guaranteed Notes (Callable 07/15/13 @ 105.88) ‡	(BB-, B3)	07/15/17	11.750	343,000
400	Wind Acquisition Finance SA, Rule 144A, Company Guaranteed Notes (Callable 07/15/13 @ 105.88) ‡€	(BB-, B3)	07/15/17	11.750	505,362
					3,698,237
Telecommunications Equipment (1.6%)
1,950	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 04/01/15 @ 103.50) ‡	(B, B1)	04/01/19	7.000	1,789,125
2,490	Brightstar Corp., Rule 144A, Company Guaranteed Notes (Callable 12/01/14 @ 104.75) ‡	(BB-, B1)	12/01/16	9.500	2,676,750
					4,465,875
Textiles & Apparel (0.0%)
75	IT Holding Finance SA, Rule 144A, Company Guaranteed Notes ‡€Ø	(NR, NR)	11/15/12	9.875	996

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS
Theaters & Entertainment (2.5%)
$2,075	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 12/01/15 @ 104.88)	(CCC+, Caa1)	12/01/20	9.750	$2,339,562
750	AMC Entertainment, Inc., Global Senior Unsecured Notes (Callable 06/01/14 @ 104.38)	(B-, B2)	06/01/19	8.750	832,500
2,500	Regal Entertainment Group, Company Guaranteed Notes (Callable 08/15/14 @ 104.56) §	(B-, B3)	08/15/18	9.125	2,787,500
950	Wallace Theater Holdings, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/12 @ 100.00) ‡#	(CCC, NR)	06/15/13	12.500	945,250
					6,904,812
Tobacco (0.7%)
1,850	Vector Group, Ltd., Global Senior Secured Notes (Callable 12/03/12 @ 103.68)	(NR, B1)	08/15/15	11.000	1,935,563
Transportation - Excluding Air/Rail (0.6%)
650	Navios Maritime Holdings Finance II US, Inc., Global Company Guaranteed Notes (Callable 02/15/15 @ 104.06)	(B+, Caa1)	02/15/19	8.125	578,500
1,000	Ship Finance International, Ltd., Global Company Guaranteed Notes	(B+, B3)	12/15/13	8.500	1,006,250
					1,584,750
TOTAL CORPORATE BONDS (Cost $324,419,754)					327,812,354
BANK LOANS (16.0%)
Aerospace & Defense (1.9%)
2,500	Arinc, Inc. #	(B, Caa1)	10/25/15	6.220	2,471,875
1,500	LM US Member LLC #	(CCC, Caa2)	10/26/20	9.500	1,515,000
944	Stork Topco BV €#	(B, B1)	12/31/19	17.000	1,187,118
					5,173,993
Chemicals (2.3%)
1,990	Ascend Performance Materials Operations LLC #	(NR, NR)	04/10/18	6.750	1,999,950
1,764	PQ Corp. #	(B+, B3)	07/30/14	3.962	1,761,870
2,500	PQ Corp. #	(B-, Caa1)	07/30/15	0.000	2,487,500
					6,249,320
Diversified Capital Goods (0.5%)
1,496	Electrical Components International, Inc. #	(B+, B1)	02/04/17	6.750	1,486,841
Energy - Exploration & Production (0.7%)
1,750	Delek Benelux BV €#	(NR, NR)	02/08/17	5.235	2,023,452
Environmental (0.3%)
706	EnviroSolutions Real Property Holdings, Inc. #	(CCC-, Caa1)	07/29/14	8.000	704,118
Gaming (0.6%)
2,000	CKX Entertainment, Inc. #	(B+, B1)	06/21/17	9.000	1,730,000
Health Services (0.5%)
1,477	Onex Carestream Finance LP #	(BB-, B1)	02/25/17	5.000	1,463,764
Investments & Misc. Financial Services (0.9%)
2,500	BNY ConvergEX Group LLC #	(B-, B3)	12/18/17	8.750	2,332,300
Leisure (1.7%)
947	Deluxe Entertainment Services Group, Inc. #	(B, B2)	07/03/17	8.000	938,785
1,987	Legendary Pictures Funding LLC #	(NR, NR)	03/29/18	9.000	1,946,933
511	Technicolor SA #	(B-, NR)	03/31/16	9.350	516,426
1,367	Technicolor SA #	(B, NR)	05/26/17	9.350	1,382,069
					4,784,213

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS
Machinery (0.8%)
$2,250	CPM Acquisition Corp. #	(NR, B2)	03/01/18	10.250	$2,278,125
Media - Diversified (0.6%)
861	Flint Group Holdings Sarl #	(B-, B2)	06/30/16	7.724	727,394
1,141	Flint Group Holdings Sarl #	(B-, B2)	12/31/16	7.224	881,729
					1,609,123
Oil Field Equipment & Services (0.4%)
1,200	Amtrol, Inc. #	(NR, NR)	12/05/14	6.900	1,122,000
Packaging (0.3%)
829	Hilex Poly Co. LLC #	(B+, B3)	11/19/15	11.250	846,016
Printing & Publishing (0.7%)
1,386	Harland Clarke Holdings Corp. #	(B+, B1)	06/30/17	5.462	1,275,262
4,189	Yell Group PLC #	(B-, B2)	07/31/14	4.459	752,553
					2,027,815
Software/Services (3.4%)
1,855	AVG Technologies N.V. #	(B+, B1)	03/15/16	7.500	1,857,541
2,000	Decision Insight Information Group #	(B, B1)	01/04/17	7.000	1,990,000
1,500	Flexera Software LLC #	(CCC+, Caa2)	09/30/18	11.000	1,530,000
2,000	SafeNet, Inc. #	(B-, Caa1)	04/12/15	6.212	1,990,000
2,000	Wall Street Systems Delaware, Inc. #	(B-, Caa2)	10/25/20	9.250	1,987,500
					9,355,041
Telecommunications Equipment (0.4%)
1,000	Mitel US Holdings, Inc. #	(NR, Caa1)	08/16/15	7.000	970,000
TOTAL BANK LOANS (Cost $43,800,042)					44,156,121
ASSET BACKED SECURITIES (1.9%)
Collateralized Debt Obligations (1.9%)
1,500	Carlyle Global Market Strategies ‡#	(BBB, NR)	04/20/22	4.469	1,422,776
1,500	Commercial Industrial Finance Corp. ‡#	(BBB, NR)	01/19/23	3.421	1,428,778
2,000	Gale Force CLO Ltd., Rule 144A ‡#	(BBB+, Baa2)	11/15/17	2.285	1,780,138
750	Race Point CLO Ltd. ‡#	(BB, NR)	05/24/23	5.931	694,748
TOTAL ASSET BACKED SECURITIES (Cost $4,713,587)					5,326,440
Number of Shares
PREFERRED STOCK (0.0%)
688	Dayton Superior Corp. (Cost $250,835) ^*				—
COMMON STOCKS (0.2%)
Building & Construction (0.1%)
161,330	William Lyon Homes, Inc. *				177,463
Building Materials (0.0%)
619	Dayton Superior Corp. ^ *				—
437	Nortek, Inc. *				26,006
					26,006
Chemicals (0.0%)
4,893	Huntsman Corp.				73,591

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Schedule of Investments (continued)

October 31, 2012

Number of Shares				Value
COMMON STOCKS
Forestry & Paper (0.1%)
11,000	Resolute Forest Products *§			$134,200
Gaming (0.0%)
55,100	Majestic Holdco LLC			110,200
Media - Broadcast (0.0%)
43,413	Cumulus Media, Inc., Class A *			106,796
Printing & Publishing (0.0%)
1,322	SuperMedia, Inc. *§			3,371
TOTAL COMMON STOCKS (Cost $2,222,638)				631,627
WARRANTS (0.0%)
Building Materials (0.0%)
1,152	Nortek, Inc., strike price $1.00, expires 12/07/14 *			7,488
Printing & Publishing (0.0%)
5,735	The Readers Digest Association, Inc., strike price $0.00, expires 02/19/14 ^*			—
TOTAL WARRANTS (Cost $1,152)				7,488
SHORT-TERM INVESTMENTS (8.9%)
10,008,551	State Street Navigator Prime Portfolio, 0.31% §§			10,008,551
Par (000)		Maturity	Rate%
$14,764	State Street Bank and Trust Co. Euro Time Deposit	11/01/12	0.010	14,764,000
TOTAL SHORT-TERM INVESTMENTS (Cost $24,772,551)				24,772,551
TOTAL INVESTMENTS AT VALUE (145.5%) (Cost $400,180,559)				402,706,581
LIABILITIES IN EXCESS OF OTHER ASSETS (-45.5%)				(125,986,191)
NET ASSETS (100.0%)				$276,720,390

INVESTMENT ABBREVIATION

NR = Not Rated
PIK = Payment in Kind

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, these securities amounted to a value of $171,102,461 or 61.8% of net assets.

€  This security is denominated in Euro.

£  This security is denominated in British Pound.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

#  Variable rate obligations - The interest rate is the rate as of October 31, 2012.

+  Step Bond - The interest rate is as of October 31, 2012 and will reset at a future date.

Ø  Bond is currently in default.

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at October 31, 2012.

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Statement of Assets and Liabilities

October 31, 2012

Assets
Investments at value, including collateral for securities on loan of $10,008,551 (Cost $400,180,559) (Note 2)	$402,706,581 (1)
Cash	208
Foreign currency at value (cost $1,445,827)	1,437,728
Interest receivable	7,474,552
Receivable for investments sold	4,861,997
Unrealized appreciation on forward currency contracts (Note 2)	296,601
Receivable for fund shares sold	10
Prepaid expenses and other assets	17,479
Total Assets	416,795,156
Liabilities
Advisory fee payable (Note 3)	265,592
Administrative services fee payable (Note 3)	17,106
Loan payable (Note 4)	116,000,000
Payable for investments purchased	13,419,733
Payable upon return of securities loaned (Note 2)	10,008,551
Interest payable	113,991
Trustees' fee payable	41,100
Other accrued expenses payable	208,693
Total Liabilities	140,074,766
Net Assets
Applicable to 91,579,927 shares outstanding	$276,720,390
Net Assets
Capital stock, $.001 par value (Note 6)	91,580
Paid-in capital (Note 6)	356,463,784
Accumulated net investment loss	(721,477)
Accumulated net realized loss on investments and foreign currency transactions	(81,938,257)
Net unrealized appreciation from investments and foreign currency translations	2,824,760
Net Assets	$276,720,390
Net Asset Value Per Share ($276,720,390 / 91,579,927)	$3.02
Market Price Per Share	$3.16

(1)  Including $9,765,223 of securities on loan.

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Statement of Operations

For the Year Ended October 31, 2012

Investment Income (Note 2)
Interest	$29,915,461
Dividends	20,416
Securities lending	59,468
Total investment income	29,995,345
Expenses
Investment advisory fees (Note 3)	3,176,626
Administrative services fees (Note 3)	66,622
Interest expense (Note 4)	1,286,330
Trustees' fees	123,165
Legal fees	110,673
Commitment fees	94,262
Printing fees (Note 3)	73,275
Audit and tax fees	41,600
Stock exchange listing fees	30,061
Custodian fees	29,130
Transfer agent fees	25,313
Insurance expense	7,826
Miscellaneous expense	5,054
Total expenses	5,069,937
Less: fees waived (Note 3)	(424,999)
Net expenses	4,644,938
Net investment income	25,350,407
Net Realized and Unrealized Gain from Investments and Foreign Currency Related Items
Net realized gain from investments	997,841
Net realized gain from foreign currency transactions	1,158,985
Net change in unrealized appreciation (depreciation) from investments	11,982,368
Net change in unrealized appreciation (depreciation) from foreign currency translations	1,003,781
Net realized and unrealized gain from investments and foreign currency related items	15,142,975
Net increase in net assets resulting from operations	$40,493,382

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Statement of Changes in Net Assets

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
From Operations
Net investment income	$25,350,407	$23,679,158
Net realized gain from investments and foreign currency transactions	2,156,826	5,232,435
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	12,986,149	(13,844,599)
Net increase in net assets resulting from operations	40,493,382	15,066,994
From Dividends
Dividends from net investment income	(26,226,410)	(23,874,498)
From Capital Share Transactions (Note 6)
Issuance of 18,468 shares and 16,879 shares through the trustees compensation plan (Note 3)	52,667	50,035
Net proceeds from at-the-market offerings (Note 8)	49,803,158	—
Offering costs (Note 7)	—	(62,923)
At-the-market offering costs	(338,000)	—
Reinvestment of dividends	811,171	797,400
Net increase in net assets from capital share transactions	50,328,996	784,512
Net increase (decrease) in net assets	64,595,968	(8,022,992)
Net Assets
Beginning of year	212,124,422	220,147,414
End of year	$276,720,390	$212,124,422
Accumulated net investment loss	$(721,477)	$(1,041,808)

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Statement of Cash Flows

For the Year Ended October 31, 2012

Cash flows from operating activities
Investment income received	$28,015,423
Operating expenses paid	(3,176,251)
Interest expenses paid	(1,332,279)
Purchases of long-term securities	(334,922,783)
Proceeds from sales of long-term securities	267,648,311
Purchases of short-term securities, net	(10,255,000)
Net cash used in operating activities		$(54,022,579)
Cash flows from financing activities
Increase in loan payable	27,000,000
Proceeds from issuance of shares through trustee compensation	52,667
Net proceeds from at-the-market offerings	49,803,148
At-the-market offering costs	(338,000)
Cash dividends paid	(25,415,239)
Net cash provided by financing activities		51,102,576
Effect of exchange rate on cash		1,163,725
Net decrease in cash		(1,756,278)
Cash — beginning of year		3,194,214
Cash — end of year		$1,437,936
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES
Net increase in net assets resulting from operations		$40,493,382
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Increase in interest receivable	$(971,428)
Increase in accrued expenses	124,213
Decrease in interest payable	(45,949)
Increase in prepaid expenses and other assets	(4,773)
Increase in advisory fees payable	62,917
Net amortization of discount on investments	(1,008,494)
Purchases of long-term securities	(334,922,783)
Proceeds from sales of long-term securities	267,648,311
Purchases of short-term securities, net	(10,255,000)
Net change in unrealized appreciation from investments and foreign currency translations	(12,986,149)
Net realized gain from investments and foreign currency transactions	(2,156,826)
Total adjustments		(94,515,961)
Net cash used in operating activities		$(54,022,579)
Non-cash activity:
Issuance of shares through dividend reinvestments		$811,171

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Year Ended
Per share operating performance	10/31/12	10/31/11	10/31/10	10/31/09	10/31/08
Net asset value, beginning of year	$2.82	$2.94	$2.71	$2.09	$4.10
INVESTMENT OPERATIONS
Net investment income	0.31	0.32	0.30	0.28	0.40[1]
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	0.19	(0.12)	0.32	0.68	(2.00)
Total from investment activities	0.50	0.20	0.62	0.96	(1.60)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.32)	(0.32)	(0.31)	(0.33)	(0.41)
Return of capital	—	—	(0.01)	(0.01)	—
Total dividends and distributions	(0.32)	(0.32)	(0.32)	(0.34)	(0.41)
CAPITAL SHARE TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	—	—	(0.07)	—	—
Increase to Net Asset Value due to Shares Issued through at-the-market offerings	0.02	—	—
Net asset value, end of year	$3.02	$2.82	$2.94	$2.71	$2.09
Per share market value, end of year	$3.16	$2.95	$2.92	$2.62	$1.97
TOTAL INVESTMENT RETURN[2]
Net asset value	19.44%	6.84%	21.32%	53.12%	(42.45)%
Market value	19.46%	12.51%	24.11%	59.92%	(38.20)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$276,720	$212,124	$220,147	$151,546	$116,492
Average debt per share	$1.22	$1.22	$0.69	$0.58	$1.69
Ratio of expenses to average net assets	1.94%	2.00%	2.05%	2.67%	3.76%
Ratio of expenses to average net assets excluding interest expense	1.40%	1.46%	1.52%	1.80%	1.50%
Ratio of net investment income to average net assets	10.56%	10.70%	10.40%	13.32%	11.68%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.18%	0.19%	0.15%	0.15%	0.15%
Portfolio turnover rate	58.00%	66.00%	62.00%	49.00%	32.01%

1  Per share information is calculated using the average shares outstanding method.

2  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

3  Unaudited.

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Financial Highlights

	For the Year Ended
Per share operating performance	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03
Net asset value, beginning of year	$4.18	$4.12	$4.53	$4.34	$3.53
INVESTMENT OPERATIONS
Net investment income	0.40[1]	0.40	0.47	0.53	0.55
Net gain (loss) on investments, swap contracts and foreign currency related items (both realized and unrealized)	(0.08)	0.11	(0.35)	0.24	0.87
Total from investment activities	0.32	0.51	0.12	0.77	1.42
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.40)	(0.42)	(0.51)	(0.58)	(0.61)
Return of capital	—	(0.03)	(0.02)	—	—
Total dividends and distributions	(0.40)	(0.45)	(0.53)	(0.58)	(0.61)
CAPITAL SHARE TRANSACTIONS
Decrease to Net Asset Value due to Shares Issued through Rights Offering	—	—	—	—	—
Increase to Net Asset Value due to Shares Issued through at-the-market offerings
Net asset value, end of year	$4.10	$4.18	$4.12	$4.53	$4.34
Per share market value, end of year	$3.65	$4.50	$4.77	$5.24	$4.76
TOTAL INVESTMENT RETURN[2]
Net asset value	7.65%	13.13%	2.62%	18.98%[3]	43.04%[3]
Market value	(10.72)%	5.23%	2.71%	25.49%	35.07%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$228,724	$231,765	$255,760	$244,523	$229,255
Average debt per share	$1.98	$1.96	$2.05	$2.05	$1.81
Ratio of expenses to average net assets	4.11%	4.20%	3.27%	2.51%	2.57%
Ratio of expenses to average net assets excluding interest expense	1.37%	1.65%	1.68%	1.70%	1.73%
Ratio of net investment income to average net assets	9.48%	9.67%	10.72%	11.99%	13.85%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	—%	—%	—%	—%
Portfolio turnover rate	49.18%	61.91%	31.05%	12.10%	15.96%

1  Per share information is calculated using the average shares outstanding method.

2  Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the fund's shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the fund's dividend reinvestment program. Because the fund's shares trade in the stock market based on investor demand, the fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

3  Unaudited.

See Accompanying Notes to Financial Statements

Credit Suisse High Yield Bond Fund

Notes to Financial Statements

October 31, 2012

Note 1. Organization

Credit Suisse High Yield Bond Fund (the "Fund") is a business trust organized under the laws of the State of Delaware on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's primary objective is to seek high current income.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Debt securities are generally categorized as Level 2. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Equity investments are generally categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are generally categorized as Level 2. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees and are generally categorized as Level 3. At October 31, 2012, the Fund held less than 0.01% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Trustees with an aggregate cost of $3,041,641 and fair value of $199. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America ("GAAP"), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 — quoted prices in active markets for identical investments

• Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2012 in valuing the Fund's investments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$327,812,155	$199	$327,812,354
Bank Loans	—	44,156,121	—	44,156,121
Asset Backed Securities	—	5,326,440	—	5,326,440
Preferred Stock	—	—	—	—
Common Stocks	343,964	287,663	—	631,627
Warrants	7,488	—	—	7,488
Short-Term Investments	10,008,551	14,764,000	—	24,772,551
Other Financial Instruments*
Forward Foreign Currency Contracts	—	296,601	—	296,601
	$10,360,003	$392,642,980	$199	$403,003,182

*  Other financial instruments include forwards foreign currency contracts.

The following is a reconciliation of investments as of October 31, 2012 in which significant unobservable inputs (Level 3) were used in determining value. Transfers in or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Investments
Balance as of October 31, 2011	$118,590
Accrued discounts/premiums	—
Purchases	—
Sales	(39)
Realized Gain/(Loss)	—
Change in Unrealized Appreciation/(Depreciation)	(118,485)
Transfers Into Level 3	133
Transfers Out of Level 3	—
Balance as of October 31, 2012	$199
Net change in unrealized Appreciation/(Depreciation) from investments still held as of October 31, 2012	$(118,485)

The Fund adopted FASB amendments to authoritative guidance which require the Fund to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. For the year ended October 31, 2012, there were no significant transfers in and out of Level 1, Level 2 and Level 3.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows.

Fair Values of Derivative Instruments as of October 31, 2012

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
	Unrealized appreciation/ depreciation on forward currency			Unrealized appreciation/ depreciation on forward currency
Currency Contracts	contracts	$296,601	*	contracts	$—

*  Includes cumulative appreciation/depreciation of forward foreign currency contracts as reported in the Statement of Assets and Liabilities and Notes to Financial Statements.

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain/Loss	Location	Unrealized Appreciation/ Depreciation
	Net realized gain from foreign currency		Net change in unrealized appreciation (depreciation) from foreign currency
Currency Contracts	transactions	$1,113,807	translations	$999,041

The notional amount of forward foreign currency contracts at year end are reflected in the Notes to Financial Statements. The notional amounts of forward foreign currency contracts at each month end throughout the reporting period averaged approximately 9.65% of net assets of the Fund.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of beneficial interest of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

H) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

I) CASH FLOW INFORMATION — Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities, including domestic and foreign currencies. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion or amortization income recognized on investment securities.

J) FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At October 31, 2012, the Fund had the following open forward foreign currency contracts:

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparties	Value on Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
USD	22,351,343	EUR	17,027,000	1/18/13	Morgan Stanley	$(22,351,343)	$(22,080,939)	$270,404
USD	2,020,640	EUR	1,538,000	1/18/13	Morgan Stanley	(2,020,640)	(1,994,508)	26,132
USD	2,512,692	GBP	1,560,000	1/18/13	Morgan Stanley	(2,512,692)	(2,512,627)	65
								$296,601

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

K) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2012, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $69,962, of which $0 was rebated to borrowers (brokers). The Fund retained $59,468 in income from the cash collateral investment, and SSB, as lending agent, was paid $10,494. Securities lending income is accrued as earned.

L) OTHER — Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Credit Suisse. The Advisory Agreement provides for a fee at the annual rate of 1.00% of the first $250 million of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) and 0.75% of the average weekly value of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage) greater than $250 million. Effective January 1, 2011, Credit Suisse has agreed to waive 0.15% of the fees payable under the Advisory Agreement up

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

to $200 million and 0.25% of the fees payable under the Advisory Agreement on the next $50 million. For the year ended October 31, 2012, investment advisory fees earned and voluntary waived were $3,176,626 and $424,999, respectively. Credit Suisse will not recapture from the Fund any fees it waived during the year ended October 31, 2012. Fee waivers and expense reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

SSB serves as Accounting and Administrative Agent for the fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2012, administrative services fees earned by SSB (including out-of-pocket expenses) were $66,622.

The Independent Trustees receive fifty percent (50%) of their annual retainer in the form of shares. Since 2008, the Independent Trustees have been able to elect to receive up to 100% of their annual retainer in shares of the Fund. During the year ended October 31, 2012, 18,468 shares were issued through the trustees compensation plan. Trustees as a group own less than 1% of the Fund's outstanding shares.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended October 31, 2012, Merrill was paid $52,634 for its services by the Fund.

Note 4. Line of Credit

The Fund has a line of credit provided by SSB primarily to leverage its investment portfolio (the "SSB Agreement"). Effective December 9, 2011, under the SSB Agreement, the Fund may borrow the least of: a) $140,000,000; b) an amount that is no greater than 33 1/3% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. Effective December 7, 2012, the Fund may borrow the least of: a) $170,000,000; b) an amount that is no greater than 33 1/3% of the Fund's total assets minus the sum of liabilities (other than aggregate indebtedness constituting leverage); and c) the Borrowing Base as defined in the SSB Agreement. At October 31, 2012, the Fund had loans outstanding under the Agreement of $116,000,000. At October 31, 2012 and during the year ended October 31, 2012, the Fund had borrowings under the Agreement as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$100,221,311	1.284%	$116,000,000

The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, Credit Suisse in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the management fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the managed assets including those purchased with leverage.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. There is no guarantee that the Fund's borrowing arrangements or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Fund. Expiration or termination of available financing for leveraged positions can result in adverse effects to its access to liquidity and its ability to maintain leverage positions, and may cause the Fund to incur losses. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Fund. In addition, a decline in market value of the Fund's assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender requiring the Fund to sell assets at a time when it may not be in the Fund's best interest to do so.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2012, purchases and sales of investment securities (excluding short-term investments) were $265,230,277 and $191,867,466, respectively.

Note 6. Fund Shares

The Fund has one class of shares of beneficial interest, par value $.001 per share; an unlimited number of shares are authorized. Transactions in shares of beneficial interest of the Fund were as follows:

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Shares issued through the trustees compensation plan	18,468	16,879
Shares issued through at-the-market offerings	16,058,741	—
Shares issued through reinvestment of dividends	274,683	269,290
Net increase	16,351,892	286,169

Note 7. Rights Offering

On August 25, 2010, the Board of Trustees of the Fund announced the approval of a transferable rights offering for the Fund. Rights offering costs of $62,923 were charged to capital during the year ended October 31, 2011.

Note 8. Shelf Offering

On December 8, 2011, the Fund filed a "shelf" registration statement with the SEC, which permitted the Fund to issue up to $50 million in shares of beneficial interest through one or more public offerings. On October 16, 2012, the Fund filed "shelf" registration statement with the SEC which permit the Fund to issue up to $90 million in shares of beneficial interest through one or more public offerings. Under the shelf registration statements, the Fund sold and may sell the Fund's shares of beneficial interest in one or more at-the market offering when market conditions are considered favorable. Such shares were and would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised are used for investment purposes. As of October 31, 2012, the Fund had offered and sold 16,058,741 shares of beneficial interest pursuant to sales agreements, resulting in proceeds (net of all fees and commissions) of $49,803,158.

Note 9. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Credit Suisse High Yield Bond Fund

Notes to Financial Statements (continued)

October 31, 2012

The tax characteristics of dividends and distributions paid during the years ended October 31, 2012 and 2011, respectively, by the Fund were as follows:

Ordinary Income
2012	2011
$26,226,410	$23,874,498

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, income from defaulted bonds, partnership basis adjustments and mark to market of forward contracts. At October 31, 2012, the components of distributable earnings on a tax basis for the Funds were as follows:

Accumulated realized loss	$(81,647,267)
Unrealized depreciation	1,812,293
$(79,834,974)

At October 31, 2012, the Funds had capital loss carryforwards available to offset possible future capital gains as follows:

Expires October 31,
2013	2014	2016	2017	2018
$1,583,878	$8,944,708	$24,144,149	$40,767,194	$6,207,338

During the tax year ended October 31, 2012, the Fund utilized $3,135,234 of the capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. It is uncertain whether the Fund will be able to realize the full benefits of the capital loss carryforwards before they expire.

At October 31, 2012, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$400,896,425
Unrealized appreciation	17,425,157
Unrealized depreciation	(15,615,001)
Net unrealized appreciation (depreciation)	$1,810,156

At October 31, 2012, the Fund reclassified $1,196,334 to net investment loss and $2,948,419 to accumulated net realized loss from investments from paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain/(loss), partnership basis adjustments, defaulted bonds, distributions in excess of current earnings and expiration of capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 10. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse High Yield Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse High Yield Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Credit Suisse High Yield Bond Fund (the "Fund"), at October 31, 2012, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, brokers, agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 28, 2012

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18,000,000 Common Shares of Beneficial Interest

CREDIT SUISSE HIGH YIELD BOND FUND

PROSPECTUS SUPPLEMENT

March 1, 2013

Until March 26, 2013 (25 days after the date of this Prospectus Supplement), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters.